                                                                    EXHIBIT 10.7

                       --------------------------------

                              AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT


                                     between

                              AK STEEL CORPORATION

                                       and

                            AK STEEL RECEIVABLES LTD.

                           Dated as of October 1, 1999

                       --------------------------------

                                Table of Contents
                                -----------------


                                                                              Page No.
                                                                              --------
ARTICLE I      Definitions.......................................................... 2
    1.1        Definitions.......................................................... 2
    1.2        Other Definitional Provisions........................................ 3
    1.3        Computation of Time Periods.......................................... 4

ARTICLE II     Purchase and Sale of Receivables..................................... 4
    2.1        Purchase and Sale of Receivables..................................... 4
    2.2        Timing of Purchases.................................................. 5
    2.3        Consideration For Purchases.......................................... 5
    2.4        Calculation of Purchase Price........................................ 5
    2.5        Payment of Purchase Price............................................ 8
    2.6        Application of Collections.......................................... 10
    2.7        Further Assurances.................................................. 10
    2.8        Armco Receivables................................................... 11

ARTICLE III    The Servicer........................................................ 11
    3.1        Seller to Act as Servicer........................................... 11
    3.2        Eligibility and Concentration Determinations........................ 12
    3.3        Deemed Collections.................................................. 12

ARTICLE IV     Covenants, Representations and Warranties........................... 13
    4.1        Representations and Warranties of the Seller........................ 13
    4.2        Affirmative Covenants of the Seller................................. 17
    4.3        Negative Covenants of the Seller.................................... 19
    4.4        Obligations Unaffected.............................................. 21
    4.5        Representations and Warranties of the Buyer......................... 21
    4.6        General Covenants of the Buyer...................................... 22

ARTICLE V      Conditions to Effectiveness and Purchases........................... 22
    5.1        Closing Date........................................................ 22
    5.2        Conditions to All Purchases......................................... 23

ARTICLE VI     Events of Termination............................................... 24
    6.1        Termination Events.................................................. 24

ARTICLE VII    Miscellaneous....................................................... 24
    7.1        Payments............................................................ 24
    7.2        Costs and Expenses; Indemnifications................................ 24
    7.3        Successors and Assigns.............................................. 27

    7.4        Governing Law, Waiver of Jury Trial, Jurisdiction, Consent to
               Service of Process.................................................. 28
    7.5        No Waiver; Cumulative Remedies...................................... 28
    7.6        Amendments and Waivers.............................................. 29
    7.7        Severability........................................................ 29
    7.8        Notices............................................................. 29
    7.9        Counterparts........................................................ 29
    7.10       Construction of Agreement........................................... 29
    7.11       Termination......................................................... 29

         AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of October 1, 1999, by and between AK Steel Corporation, a Delaware corporation (in its capacity as originator of the Receivables and as seller hereunder, the "Seller"; in its capacity as servicer hereunder and under the Purchase and
 ------
Servicing Agreement, the "Servicer"), and AK Steel Receivables Ltd., an Ohio
                          --------
limited liability corporation (the "Buyer").
                                    -----

         WHEREAS, the Buyer and the Seller are parties to that certain Receivables Purchase Agreement, dated as of December 1, 1994 (as amended, supplemented and otherwise modified prior to the date hereof, the "Original Receivables Purchase Agreement"); and

         WHEREAS, the Buyer is an indirect wholly-owned subsidiary of the Seller and a portion of the Receivables were transferred to the Buyer by the Seller as a capital contribution to the Buyer on December 1, 1994; and

         WHEREAS, the Seller has sold to the Buyer all of its right, title and interest in, to and under certain Receivables pursuant to the Original Receivables Purchase Agreement; and

         WHEREAS, the Seller desires to continue to sell to the Buyer, and the Buyer desires to continue to buy from the Seller, on the Closing Date and thereafter as they arise, all of the Seller's right, title and interest in, to and under all of the remaining Receivables existing on the Closing Date or thereafter created; and

         WHEREAS, pursuant to that certain Amended and Restated Purchase and Servicing Agreement, dated of even date herewith (the "Purchase and Servicing
                                                       ----------------------
Agreement"), among the Buyer, AKSR Investments, Inc., as Managing Member, the
---------
Servicer, PNC Bank, National Association, as Agent for the Purchasers party thereto (the "Agent"), and such Purchasers, the Buyer has agreed to transfer and
              -----
convey to the Purchasers an undivided interest in, to and under the Transferor Receivables and the other Transferred Assets; and

         WHEREAS, the Seller and Armco have merged pursuant to the AK Steel Merger, with the Seller being the surviving entity; and

         WHEREAS, the Buyer and AFC have merged pursuant to the AKR Merger, with the Buyer being the surviving entity; and

         WHEREAS, the parties desire to amend and restate in its entirety the Original Receivables Purchase Agreement as set forth below; and

         WHEREAS, (A) prior to the AK Steel Merger, AFC was indebted to Armco pursuant to the "Seller Note" (as defined in the Armco Purchase and Sale Agreement) from AFC to the order of Armco (as heretofore amended, supplemented and otherwise modified, the "AFC Note"); (B) as a consequence of the AK Steel Merger, AFC became indebted to Seller pursuant to the AFC Note, and (C) as a consequence of the AKR Merger, Buyer is indebted to Seller pursuant to the AFC Note; and

         WHEREAS, pursuant to the Original Receivable Purchaser Agreement, Buyer is indebted to Seller pursuant to the Subordinated Note (as defined in the Original Receivables Purchase Agreement); and

         WHEREAS, Buyer and Seller wish to combine the indebtedness of Buyer to Seller under the Subordinated Noted (as defined in the Original Receivable Purchase Agreement) and under the AFC Note into one new subordinated note in the form of Exhibit B hereto, so that all references in this Amended and Restated Receivables Purchase Agreement to the Subordinated Note shall be deemed to mean such new combined subordinated note;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Original Receivables Purchase Agreement is amended and restated to read in its entirety as follows:


                                    ARTICLE I

                                   Definitions

         1.1   Definitions. Capitalized terms used herein but not otherwise
               -----------
 defined shall have the meanings set forth in the Purchase and Servicing Agreement. In addition, the term "Agreement" means this Amended and Restated
                                   ---------
 Receivables Purchase Agreement, as the same may from time to time be amended, supplemented or otherwise modified. The following capitalized terms shall have the following meanings:

         "Armco Purchase and Sale Agreement" means the Purchase and Sale
          ---------------------------------
 Agreement dated as of December 22, 1995, between Armco and AFC, as amended, supplemented and otherwise modified from time to time.

         "Armco Receivables" means the Purchased Receivables, as defined in the
          -----------------
 Armco Purchase and Sales Agreement which are outstanding at the time of the AKR Merger.

         "Closing Date" shall mean the closing date of the Original Receivables
          ------------
Purchase Agreement, which was December 1, 1994.

         "Early Termination" shall have the meaning specified in Article VI.
          -----------------                                      ----------

         "Effective Period" shall mean the period beginning on the Closing Date
          ----------------
and terminating on the close of business on the Business Day immediately preceding the day on which a Termination Event occurs.

         "Initial Capital Contribution" shall mean the capital contribution made
          ----------------------------
by the Seller to the Buyer on the Closing Date pursuant to the Original Receivables Purchase Agreement.

         "Purchase Date" shall mean the Closing Date and each subsequent day
          -------------
during the Effective Period that the Seller is open for business.

         "Receivable" shall mean (i) an Armco Receivable, and (ii) an account
          ----------
receivable of the Seller arising from the sale of merchandise or providing of services by the Seller in the ordinary course of business of the Seller, including all monies due or to become due and all Collections and other amounts received from time to time with respect to such Receivable and all proceeds (including "proceeds" as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest on the Receivables transferred hereunder) thereof and "Receivables" shall mean all such Receivables; provided, however,
                                                           --------  -------
that "Receivables" shall not include any amounts payable to the Seller with respect to licenses of intangible assets.

         "Related Assets" means, as to any Receivable: (a) all of Seller's
          --------------
right, title and interest (including any right, title and interest acquired by the Seller in the AK Steel Merger) in and to the receipt of payments (including the right to sue for or enforce collection of such Receivable) of Receivables under all Contracts that relate to such Receivable; (b) all of Seller's interest (including any right, title and interest acquired by the Seller in the AK Steel Merger) in the goods (including returned goods), if any, relating to the sale which gave rise to such Receivable; (c) all other security interests or Liens and property subject thereto from time to time purporting to secure payment of such Receivable; (d) the assignment to the Buyer of all UCC financing statements covering any collateral securing payment of such Receivable; (e) all guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable; (f) all of the Records; and
(g) all proceeds (including "proceeds" as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in such Receivable) of such Receivable and the foregoing.

         "Termination Event" shall have the meaning specified in Article VI.
          -----------------                                      ----------

         1.2   Other Definitional Provisions.  (a) All terms defined in this
               -----------------------------
Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein;

         (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained herein shall control;

         (c) The words "hereof', "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified, and the term "including" means "including without limitation";

         (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms; and

         (e) Any reference to a specific time of day shall mean such time of day in Cincinnati, Ohio.

         1.3   Computation of Time Periods. Unless otherwise stated in this
               ---------------------------
Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" mean "to but excluding."


                                   ARTICLE II

                        Purchase and Sale of Receivables

         2.1   Purchase and Sale of Receivables. Subject to the terms and
               --------------------------------
conditions of this Agreement and in consideration of the Purchase Price, the Seller shall sell, assign and transfer to the Buyer, and the Buyer shall purchase and accept from the Seller, during the Effective Period (without recourse except as specifically provided herein), all right, title and interest of the Seller in, to and under:

                  (i) all Receivables existing at the close of business on the Cut-Off Date and thereafter created from time to time (except those collected prior to the Closing Date and those constituting the Initial Capital Contribution), until the termination of the Effective Period; and

                  (ii)  all of the Related Assets.

         The foregoing transfer and the Initial Capital Contribution do not constitute and are not intended to result in an assumption by the Buyer of any obligation or liability of the Seller or any other Person in connection with the Receivables, any Related Asset or under any agreement or instrument relating thereto, including any obligation to any Obligor or any other customer or client of the Seller or any Affiliate thereof. All purchases hereunder and the Initial Capital Contribution shall be made without recourse, but shall be made pursuant to and in reliance upon the representations, warranties and covenants of the Seller set forth in this Agreement and in each other Transaction Document. The Seller and the Buyer intend the transactions hereunder to constitute true sales of the Receivables and the Related Assets by the Seller to the Buyer, providing the Buyer with the full risks and benefits of ownership of the Receivables and the Related Assets.

         Without limiting the foregoing, the parties hereto hereby ratify and confirm as capital contributions or true sales:

         (A) All transfers of Receivables and Related Assets which were made by Seller to Buyer pursuant to the Original Receivables Purchase Agreement; and

         (B) All transfers of Armco Receivables which were made by Armco to AFC prior the AKR Merger.

         2 .2  Timing of Purchases.
               -------------------

         (a)   Closing Date Purchases. On the Closing Date, the Seller made the
               ----------------------
Initial Capital Contribution and sold to the Buyer, and the Buyer purchased and acquired, pursuant to Section 2.1, all of the Seller's right, title and interest
                      -----------
in (i) each Receivable that existed as of the close of business on the Cut-Off Date (except those collected prior to the Closing Date and those constituting the Initial Capital Contribution), (ii) all Receivables created by the Seller from and including the close of business on the Cut-Off Date to and including the Closing Date (except those collected prior to the Closing Date), and (iii) all Related Assets associated therewith.

         (b)   Regular Purchases. After the Closing Date, each Receivable and
               -----------------
all Related Assets created or originated by the Seller shall be sold to, and shall be purchased by, the Buyer (without any further action by any Person) upon the creation or origination of such Receivable and Related Assets.

         2.3   Consideration  For  Purchases.  On the terms and subject to the
               -----------------------------
conditions set forth in this Agreement, the Buyer agrees to make all Purchase Price payments to the Seller in accordance with Section 2.5.
                                                -----------

          2.4  Calculation of Purchase Price. (a) On the Closing Date and as
               -----------------------------
early as reasonably practicable in each calendar month thereafter, but not later than the Determination Date occurring in such month, the Servicer shall deliver to the Buyer and the Agent a report in substantially the form of Exhibit A (each
                                                                 ---------
such report being herein called a "Purchase Price Report") with respect to the
                                   ---------------------
Buyer's purchases of Receivables and Related Assets from the Seller:

                  (i) that arose on or prior to the Cut-Off Date (in the case of the Purchase Price Report to be delivered on the Closing
          Date); and

                  (ii) that arose after the Cut-Off Date and during the Collection Period immediately preceding the date of such Purchase Price Report (in the case of each subsequent Purchase Price Report; provided, however, that in the case of the December 1994 Purchase Price Report, those Receivables arising during the period from November 24, 1994 through November 30, 1994 shall be included in such report at the same Purchase Price as those Receivables purchased on the Closing Date).

         (b)   On each Purchase Date, the "Purchase Price" to be paid by the
                                           --------------
Buyer to the Seller in accordance with the terms of Section 2.5 on such day for
                                                    -----------
the Receivables and Related Assets
that are to be sold hereunder on such day shall be determined in accordance with the following formula:

         PP    =   AOB - PD

         where:
         -----

         PP    =   the aggregate Purchase Price for the Receivables and Related
                   Assets to be purchased from the Seller on such day;

         AOB   =   the aggregate Outstanding Balance of the Receivables that are to be purchased from the Seller on such day; and

         PD    =   the Purchase Discount in effect on such day as determined
                   pursuant to Section 2.4(c).

For purposes of calculating the Purchase Price and the Purchase Discount on the Closing Date, AOB equaled the aggregate Outstanding Balance of all Receivables that existed and were owing to the Seller as measured at the Cut-Off Date (excluding, in each case, all Receivables that had been written off the books of the Seller as uncollectible), less an amount equal to the sum of (A) the
                              ----
aggregate Outstanding Balance of all Receivables that comprised the amount of the Initial Capital Contribution, and (B) the aggregate Collections received by the Seller prior to the Closing Date.

         (c)   Definitions and Calculations Related to Purchase Discount
               ---------------------------------------------------------

               (i) "Purchase Discount" for the Receivables to be sold
                    -----------------
         hereunder on any Purchase Date during a Collection Period shall mean the amount determined in accordance with the following formula:

         PD    =   AOB x (LDR + FDR)


         where:
         -----

         PD    =   the Purchase Discount in effect on such Purchase Date;


         AOB   =   the aggregate Outstanding Balance of the Receivables to be sold hereunder on such Purchase Date;


         LDR   =   the Loss Discount Rate (expressed as a percentage) in effect on such Purchase Date as determined pursuant to clause (ii)
                                                                   -----------
                   below; and

         FDR   =   the Funding Discount Rate (expressed as a percentage) in
                   effect on such Purchase Date, as determined pursuant to
                   clause (iii) below.
                   ------------

         The Purchase Discount, the Loss Discount Rate and the Funding Discount Rate shall initially be computed by the Servicer on the Closing Date and thereafter shall be recomputed by the Servicer on the date of each Purchase Price Report and shall become effective on the Closing Date or on the first day of the month in which the Purchase Price Report is delivered, as the case may be.

               (ii)  "Loss Discount Rate" in effect for any day during a
                      ------------------
Collection Period means a percentage equal to the product of

                     (i) (A) the sum of the aggregate reductions in the
               Outstanding Balance of Receivables as a result of credit write-offs during the twelve calendar-month period next preceding such Collection Period (or, in the case of the Closing Date, the twelve-month period ending October 31, 1994), divided by (B) the
                                                             ----------
               aggregate Outstanding Balance of the Receivables as of the last day of such twelve-month period, divided by 12, and multiplied by
                                                ----------

                     (ii)     the Turnover Rate applicable to such Collection
               Period.

               (iii) "Funding Discount Rate" for the Receivables to be sold
                      ---------------------
hereunder on the Closing Date or on any day during a Collection Period shall mean a percentage determined in accordance with the following formula:

               FDR   =   TR x FR
                              --
                             12


               where:
               -----

               FDR   =   the Funding Discount Rate in effect on such day;

               TR    =   the Turnover Rate applicable to such Collection Period;
                         and

               FR    =   the Funding Rate, which shall be equal to the Alternate
                         Base Rate in effect on the Closing Date or the first day of such Collection Period, as the case may be, plus
                         2.50%.

               (iv) "Turnover Rate" means, on any day in a Collection Period,
                     -------------
the decimal equivalent of a fraction, the numerator of which is the sum of the outstanding amounts of Receivables as of the last day of each of the three (3) most recent calendar months which ended prior to such Collection Period (or, in the case of the Closing Date, which ended on October 31, 1994), and the denominator of which is the aggregate Collections received during such three-month period.

          (d)  Adjustments to Purchase Price. The Purchase Price for the
               -----------------------------
Receivables and Related Assets sold hereunder on each Purchase Date in any Collection Period prior to the delivery of the Purchase Price Report for such Collection Period shall, as a reasonable estimation, be calculated based on the Purchase Price Report for the immediately preceding Collection Period (or the Closing Date, in the case of December, 1994) and shall be subsequently adjusted upon delivery of the Purchase Price Report for the Collection Period in which such purchases actually occurred to reflect the Purchase Price set forth in such Purchase Price Report.

         2.5   Payment of Purchase Price. (a) By 11:00 a.m. on each Business Day
               -------------------------
during the Effective Period (other than the Closing Date), all amounts to be paid by the Buyer to the Seller on such day shall be paid to such account as may be designated by the Seller from time to time in accordance with the terms hereof in immediately available Dollars, except as provided in Sections (b) and
                                                               ------------
(c) below.
---

         (b)   Subject to Section 2.5(c) below, the Purchase Price shall be paid
                          --------------
to Seller in Dollars to the extent that such funds are available to the Buyer after (i) satisfaction of all other obligations then due and payable under the Purchase and Servicing Agreement and (ii) a reduction or satisfaction of the principal amount of the Subordinated Note until the unpaid principal amount of the Subordinated Note has been reduced to zero or, if greater, the aggregate face amount of all Letters of Credit then outstanding, including any Letters of Credit to be issued on such day. No payment shall be made on the Subordinated
Note if the effect of such payment would be to reduce the aggregate principal amount of the Subordinated Note to an amount that is less than the aggregate face amount of all Letters of Credit then outstanding, including any Letters of Credit to be issued on such day. The excess of the Purchase Price for the Receivables and Related Assets transferred to the Buyer on any Purchase Date over the cash payment therefor set forth in the second preceding sentence shall be evidenced by an increase in the loan by the Seller to the Buyer (the "Subordinated Loan"), evidenced by the Subordinated Note of the Buyer
 -----------------
substantially in the form attached hereto as Exhibit B (such promissory note, as
                                             ---------
it may be amended, supplemented, enclosed or otherwise modified from time to time in substitution therefor or renewal thereof in accordance with the Transaction Documents, being herein called a "Subordinated Note"). The
                                              -----------------
Subordinated Loan shall be fully subordinated to Senior Debt (as defined in the Subordinated Note).

         The parties agree that as of August 31, 1999 the principal indebtedness of Buyer to Seller under the Subordinated Note which was issued pursuant to the Original Purchase Agreement was $268,608,316, and the principal indebtedness of AFC to Armco, and following the AK Steel Merger, to Seller, under the "Seller Note" (as defined in the Armco Purchase and Sale Agreement) was $136,492,000. The parties agree that, from and after the Restatement Effective Date, the indebtedness of Buyer to Seller under such Subordinated Note and such Seller Note shall be combined and shall be evidenced by (and governed solely by the terms of) the Subordinated Note in the form of Exhibit B. Interest accrued on
                                               ---------

such indebtedness prior to the Restatement Effective Date shall be paid on the Restatement Effective Date. Such indebtedness is a continuing indebtedness, and nothing herein shall be construed to deem paid the indebtedness evidenced by either of such combined promissory notes. Promptly after the

Restatement Effective Date, the parties will determine the total outstanding indebtedness under such new Subordinated Note, and shall make appropriate entries in their books and records to reflect such total.

         (c) (i) The Seller may request that the Buyer cause the L/C Issuing Bank to issue Letters of Credit in favor of beneficiaries requested by the Seller, in each case subject to the satisfaction of the conditions for issuance of such Letters of Credit under the Purchase and Servicing Agreement, and to the requirements of this Section 2.5(c). Each such Letter of Credit must be in form
                     --------------
and substance acceptable to the Buyer and the L/C Issuing Bank and the Seller shall on a timely basis provide the Buyer and the L/C Issuing Bank with such information as is necessary for the Buyer to obtain such Letter of Credit from the L/C Issuing Bank. The Buyer, but not the Seller, shall have full reimbursement obligations in respect of each Letter of Credit. To the extent that Armco (or Seller as Armco's successor by merger) has any reimbursement obligation to AFC (or Buyer as AFC's successor by merger) in respect of letters of credit which were issued pursuant to the Armco Purchase and Sale Agreement, such liability is released.

         (ii) No Letter of Credit may be requested hereunder on any day if, after giving effect to such issuance and to any purchase of Receivables by the Buyer and any payments on the Subordinated Note on such day, the aggregate outstanding principal amount of the Subordinated Note will be less than the aggregate face amount of all outstanding Letters of Credit, including all Letters of Credit to be issued on such day.

         (iii) Subject to the foregoing, Letters of Credit may be requested either

                  (1) in connection with any net increase in the Subordinated Note resulting from any Purchase on any day as provided in Section
                                                                     -------
          2.5(b) above; or
          ------

                  (2) on a day when no such net increase will be made if, without any such corresponding net increase, the aggregate outstanding principal amount of the Subordinated Note on such day would be equal to or greater than the aggregate face amount of all Letters of Credit outstanding on such day, after giving effect to any Letters of Credit requested to be issued on such day.

         (iv) The principal amount of the Subordinated Note shall be automatically reduced and deemed paid in an amount equal to the amount of any payments made by the L/C Issuing Bank on any Letter of Credit.

         (d) The making of each Subordinated Loan and each increase or reduction of the Subordinated Note may be evidenced by recording the date and amount thereof on the grid attached to the Subordinated Note; provided that failure to
                                                       --------
make any such recordation on such grid or any error in such grid shall not adversely affect the parties' respective rights to recover the outstanding unpaid principal amount or interest on the Subordinated Note.

         2 .6  Application of Collections. The Seller hereby agrees that any
               --------------------------
payment by an Obligor in respect of any indebtedness or other obligations owed by such Obligor to the Seller, shall, except as otherwise specified by such Obligor or otherwise required by law, be applied as a Collection of a Receivable (in the order of the age by invoice date of such Receivables, starting with the oldest such Receivable, as determined under the Credit Policy Manual) to the extent of any amounts then due and payable thereunder before being applied to
(i) any Receivable arising subsequent to the Amortization Date which has not been sold hereunder or (ii) any other indebtedness of such Obligor to the Seller.

         2.7   Further Assurances. (a) The Seller (including in its capacity as
               ------------------
Servicer, when appropriate) agrees that from time to time, at its expense, it will do and perform any and all acts and will promptly execute and deliver all further instruments and documents, and take all further action (whether or not requested by the Buyer or its assignee or designee), in order to perfect, protect or more fully evidence the purchases hereunder or the purposes of the Transaction Documents, or to enable the Buyer or its assigns to exercise or enforce any of their respective rights with respect to the Receivables and the Related Assets. Without limiting the generality of the foregoing, the Seller will (whether or not upon the specific request of the Buyer or its designee):

                  (i) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such instruments or notices, as may be necessary or appropriate; and

                  (ii) mark conspicuously each Related Asset evidencing each Receivable with a legend, acceptable to the Buyer and the Agent, evidencing that the related Receivables have been sold in accordance with this Agreement, and clearly and unambiguously mark all computer records and all microfiche storage files, if any, regarding the Receivables and Related Assets with such legend, and the Seller shall maintain such records in a manner such that the Buyer's perfected first priority interest in the Receivables and Related Assets shall not be adversely affected in any material respect.

         (b) The Seller hereby authorizes the Buyer or its designee to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Receivables and the Related Assets now existing or hereafter arising.

         (c) Without limiting the generality of Section 2.7(a) above, the Seller
                                                --------------
shall, not earlier than six (6) months and not later than three (3) months prior to the fifth (5th) anniversary of the date of filing of the financing statements filed in connection with the Closing Date or any other financing statement filed pursuant to this Agreement (including this Section 2.7 (c)), if the Final
                                           ---------------
Collection Date (as defined below) shall not have occurred:

                  (i) execute and deliver and file or cause to be filed appropriate continuation statements;

                  (ii) deliver or cause to be delivered to the Buyer and the Agent an opinion of counsel for the Seller reasonably satisfactory to the Buyer and the Agent, in form and substance reasonably satisfactory to the Buyer and the Agent, confirming and updating the opinion delivered in connection with the Closing Date relating to the perfection of the Buyer's interests in the Receivables; and

                  (iii) to the extent that the Seller is not the Servicer, cooperate fully with the Servicer in carrying out its duties.

For purposes of this Agreement, "Final Collection Date" means the date, after
                                 ---------------------
purchases under this Agreement have been terminated pursuant to a Termination Event, upon which the last Receivable purchased by the Buyer pursuant to this Agreement has been collected or written off as uncollectible.

         2.8   Armco Receivables. Each of the parties hereto agrees that (a) the
               -----------------
Buyer, as successor by merger to AFC, is the beneficiary of all the representations, warranties and indemnities which were made by Armco to AFC in connection with each sale of Armco Receivables under the Armco Purchase and Sale Agreement, (b) that the Seller, as successor by merger to Armco, is obligated to Buyer in respect of such representations, warranties and indemnities to the same extent as Armco was so obligated to AFC, (c) for the purpose of any calculation that relates to, or is otherwise affected by, the Armco Receivables, including, without limitation, any calculation of the Purchase Price, pursuant to Section
                                                                       -------
2.4, to the extent any such calculations include periods ending on or prior to
---
the Restatement Effective Date, shall be based on the actual performance of the Armco Receivables and the actual performance of the Receivables owned by AKR, in each case, for the applicable periods prior to the Restatement Effective Date, and (d) the obligations and agreements and the representations and warranties contained in this Agreement and the other Transaction Documents with respect to the Receivables shall from and after the Restatement Effective Date apply equally to the Armco Receivables as if the Armco Receivables had been purchased by the Buyer pursuant to this Agreement.

                                   ARTICLE III

                                  The Servicer

         3.1   Seller to Act as Servicer. Notwithstanding the sale and
               -------------------------
contribution of Receivables pursuant to this Agreement and the Original Receivables Purchase Agreement, the Seller shall continue to be responsible for the servicing, administration and collection of the Receivables (including any Armco Receivables) pursuant to the Purchase and Servicing Agreement, subject to any rights to terminate the Seller as servicer pursuant to the Purchase and Servicing Agreement. It is expected that the Seller will be a party to the Purchase and Servicing Agreement as servicer and that such Purchase and Servicing Agreement will set out further conditions as to the Seller's rights, responsibilities and compensation as servicer.

         3.2   Eligibility and Concentration Determinations. Among its other
               --------------------------------------------
responsibilities as servicer, the Seller shall determine for the Buyer on each day, to the extent necessary to assure compliance with the Purchase and Servicing Agreement, what newly created Receivables and Armco Receivables comply with any eligibility standards under the Purchase and Servicing Agreement and whether excess concentrations exist with respect to particular Obligors under the standards set forth in the Purchase and Servicing Agreement. It is understood that the Buyer will rely upon those determinations in making certain representations and warranties under the Purchase and Servicing Agreement and, consequently, that the Buyer will have the rights specified in Section 3.3(b) in
                                                               --------------
the event that any such determination is incorrect.

         3.3   Deemed Collections. (a) If on any day the Outstanding Balance of
               ------------------
any Receivable (i) is reduced or adjusted as a result of any defective, rejected, returned, repossessed or foreclosed merchandise, any defective or rejected services, any discount or other adjustment by the Seller or any other Person (including on account of credits, rebates, chargebacks, inventory transfers, allowances for early payments and other allowances) or any obligation of the Seller or any other Person to make such a discount or adjustment, (ii) is reduced or canceled as a result of a setoff in respect of any claim by the Obligor thereof against the Seller or any other Person (whether such claim arises out of the same or a related or an unrelated transaction) or (iii) otherwise is less than the amount reported by the Seller, as servicer, in any report delivered pursuant to the Purchase and Servicing Agreement (for any reason other than receipt of Collections on such Receivable or such Receivable becoming a Defaulted Receivable), then, on such day (which, in the case of any reduction, cancellation or adjustment described in clauses (i) or (ii) above, shall be the day when such reduction, cancellation or adjustment is registered as a chargeback on the books of the Seller in good faith and consistent with past practice), the Seller shall be deemed to have received a Collection of such Receivable in the amount of such reduction or cancellation (net of any debit reversals to the extent that such debits were previously deemed to be Collections under this Section 3.3) or the difference between the actual
                       -----------
Outstanding Balance and the amount reported by the Seller, as applicable.

         (b) If on any day it is determined that (i) any of the representations or warranties of the Buyer set forth in the Purchase and Servicing Agreement were not true when made as to any Receivable, (ii) any of the representations or warranties of the Seller set forth in Section 4.1(k), (r), (w) or (x) is no
                                      --------------  ---  ---    ---
longer true as to any Receivable or (iii) any Receivable fails to satisfy any requirement set forth in clause (x) or (xiii) of the definition of "Eligible
                         --------------------
Receivable", then, on such day, the Seller shall be deemed to have received a Collection of such Receivable in the amount of the Outstanding Balance of such Receivable.

         (c) Not later than the first Business Day after the Seller is deemed pursuant to this Section 3.3 to have received any Collections, the Seller shall
                 -----------
transfer to the Buyer immediately available funds in the amount of such deemed Collections, provided that if and to the extent that the amount which is
             --------
required to be so transferred is equal to or less than the outstanding principal amount of the Subordinated Note on such day, and provided further that (1) no
                                                 -------- -------
Termination Event shall have occurred, (2) such day is not a Required Coverage Non-Compliance Date, and (3) such day is a date on which the Buyer would not otherwise be prohibited from making payments on the Subordinated Note pursuant to Section 9.04(l) of the Purchase and Servicing Agreement, the Seller may elect not to make such transfer on such day, in which event the principal amount of the Subordinated Note shall be reduced, but not below the greater of (A) zero and
(B) the aggregate face amount of the Letters of Credit then outstanding and to be issued on such day.


                                   ARTICLE IV

                    Covenants, Representations and Warranties

         4.1   Representations and Warranties of the Seller. The Seller
               --------------------------------------------
represents and warrants to the Buyer as of the Closing Date and each Purchase Date that:

         (a)   Organization and Good Standing. The Seller is a corporation duly
               ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement or any other Transaction Document to which it is a party.

         (b)   Due Qualification. The Seller is duly qualified to do business
               -----------------
and is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals, in each jurisdiction in which such failure to so qualify or to obtain such licenses or approvals would have a material adverse effect on the Seller's ability to perform its obligations under this Agreement and the Transaction Documents to which it is a party.

         (c)   Due Authorization. The execution, delivery and performance by the
               -----------------
Seller of this Agreement and the Transaction Documents to which it is a party and the consummation by the Seller of the transactions provided for herein or therein have been duly authorized by all necessary corporate action on the part of the Seller.

         (d)   Enforceability. Each of this Agreement and the other Transaction
               --------------
Documents to which the Seller is a party constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, now or hereafter in effect, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity). This Agreement is in full force and effect, and is not subject to any dispute, offset, counterclaim or defense.

         (e)   No Conflict. The Seller's execution and delivery of this
               -----------
Agreement and the other Transaction Documents to which it is a party, and its performance of the transactions contemplated by this Agreement and the other Transaction Documents, and fulfillment of the terms hereof and thereof applicable to the Seller, do not conflict with or violate any

Requirements of Law applicable to the Seller or its property, conflict with its certificate of incorporation or bylaws, or conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it or its properties are bound, which conflict, violation or breach would have a material adverse effect on Seller's ability to perform its obligations hereunder or on the ownership by the Buyer or the Purchasers of the Receivables.

         (f)   No Proceedings. There are no proceedings or investigations
               --------------
pending or, to the best knowledge of the Seller, threatened against the Seller or any of its properties, businesses, assets or revenues before any Governmental Authority (i) asserting the illegality, invalidity or unenforceability, or seeking any determination or ruling that would affect the legality, binding effect, validity or enforceability of this Agreement, the Purchase and Servicing Agreement or any other Transaction Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the Purchase and Servicing Agreement or any other Transaction Document, or (iii) seeking any determination or ruling that is reasonably likely to materially and adversely affect the financial condition or results of operations of the Seller or the performance by the Seller of its obligations under this Agreement or any other Transaction Document or the performance of the Receivables.

         (g)   Consents. No authorization, consent, license, order or approval
               --------
of, registration or declaration with any Governmental Authority is required to be obtained, effected or given by the Seller in connection with the execution and delivery of this Agreement by the Seller or its performance of its obligations hereunder and thereunder or the transactions contemplated hereby and thereby except for (i) the filings of the financing statements or other documents required to have been filed on or prior to the Closing Date pursuant to Section 2.7, all of which were so filed and are in full force and effect, and
   -----------
(ii) the filing of any amendments, assignments or continuation statements which may become applicable pursuant to Section 2.7.
                                  -----------

         (h)   Liens. Each Receivable is owned by the Seller free and clear of
               -----
any Lien except as created under the Transaction Documents; and no effective financing statement or other instrument similar in effect covering any Receivable or Collections with respect thereto is on file in any recording office except such as may be filed in favor of the Buyer and the Agent and the Purchasers. The Seller is not a party to any contract, agreement, lease or instrument (other than this Agreement) the performance of which, either unconditionally or upon the happening of an event, will result in or require the creation of any Lien or any Receivable or Related Asset or otherwise result in a violation of this Agreement. Upon the purchase of Receivables and Related Assets by the Buyer hereunder on the Closing Date, and upon the creation of Receivables and Related Assets at any time thereafter during the Effective Period, and with respect to the Armco Receivables, the consummation of the AKR Merger, the Buyer shall acquire a valid and perfected first priority ownership interest in each such Receivable and Related Asset, free and clear of any Lien.

         (i)   Locations. The chief place of business and chief executive office
               ---------
of the Seller are located at the address of the Seller referred to in Schedule
                                                                      --------
4.1, and the Seller has not changed the location of its chief executive office
---
or its name, identity or corporate structure within the four months prior to the date of this Agreement and the locations of the offices where the Seller keeps the originals of its books, records and documents regarding the Transferred Assets are listed on Schedule 4.1 hereto (or at such other locations in
                     ------------
jurisdictions with respect to which all applicable action required by Section
                                                                      -------
2.7 has been taken and completed).
---

         (j)   Information. (i) Each certificate, report, information, exhibit,
               -----------
financial statement, document, book, record or report furnished by the Seller to Buyer in connection with this Agreement and (ii) any information contained in the documents set forth in Schedule III to the Purchase and Servicing Agreement
                           ------------
regarding the Seller provided by the Seller to the Buyer, the Agent and the Purchasers is accurate in all material respects as of its date, when considered as a whole with all other such documents, and no such document contains any material misstatement of fact or omits to state any fact necessary to make the statements contained therein not materially misleading.

         (k)   Valid Transfers. The Armco Purchase and Sale Agreement
               ---------------
constituted a valid and true sale, transfer and assignment to AFC of all right, title and interest to the Armco Receivables which were outstanding as of the time of the AKR Merger. This Agreement constitutes a valid and true sale, transfer and assignment to the Buyer of, and the Buyer is the legal and beneficial owner of, all right, title and interest of the Seller, Armco and AFC in and to such Armco Receivables and in and to the Receivables and Related Assets now existing or hereafter created during the Effective Period, and the proceeds thereof, enforceable against the Seller (including in its capacity as successor by merger to Armco), and against creditors of, and purchasers from, the Seller and Armco, as the case may be (except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, now or hereafter in effect, and by general principles of equity, whether considered in a suit at law or in equity). The Buyer's ownership interest in such Armco Receivables is free and clear of any Lien. Upon each purchase of Receivables and Related Assets pursuant to Section 2.1, the Buyer shall have an ownership interest in those
            -----------
Receivables and Related Assets free and clear of any Lien. The Seller has marked clearly and unambiguously all its computer records and all its microfiche storage files, if any, regarding the Receivables and Related Assets and such Armco Receivables as the property of the Buyer and, to the extent of the Purchased Interest, the Purchasers, and shall maintain such records in a manner such that the Buyer's and the Purchasers' respective ownership interest in the Receivables and Related Assets and such Armco Receivables shall not be adversely affected in any respect. No financing statement or other similar instrument covering any Receivable including any Armco Receivables, any interest therein, or any other Transferred Asset is on file in any recording office except such as may be filed (a) in favor of the Buyer in accordance with this Agreement or (b) in favor of the Purchasers in accordance with the Purchase and Servicing Agreement.

         (l)   Collection Accounts. Schedule I to the Purchase and Servicing
               -------------------  ----------
Agreement is a complete and accurate list of each Collection Account as of the Closing Date.

         (m)   Solvency. The Seller is solvent and will not become insolvent
               --------
after giving effect to the transactions contemplated by this Agreement; the Seller is currently repaying all of its indebtedness as such indebtedness becomes due; and, after giving effect to the transactions contemplated by this Agreement, the Seller has adequate capital to conduct its business as presently conducted.

         (n)   Compliance. The Seller has complied in all material respects with
               ----------
all applicable Requirements of Law with respect to it, its business and properties and all Receivables sold or contributed hereunder and the Related Assets.

         (o)   No Rescission. Neither any Receivable sold or contributed
               -------------
hereunder nor the Related Assets has been satisfied, subordinated or rescinded or except as disclosed in writing to the Buyer, amended in any manner and the amounts billed under such Receivables have not, except as permitted under the Purchase and Servicing Agreement, been compromised, adjusted, extended, satisfied, subordinated, rescinded or modified.

         (p)   No Payment. The Seller has no knowledge of any fact which would
               ----------
lead it to expect that, when billed, the amount billed under any Receivable sold or contributed hereunder would not be paid in accordance with its terms when due.

         (q)   No Fraudulent Conveyance. The Seller is not entering into the
               ------------------------
transactions contemplated hereby with the intent of hindering, delaying or defrauding creditors.

         (r)   Eligible Receivables. Each Receivable classified as an "Eligible
               --------------------
Receivable" by the Seller on its records or in any document or report delivered hereunder will satisfy the requirements of eligibility contained in the definition of Eligible Receivable.

         (s)   Liens on Inventory. As of the Closing Date, neither the Seller
               ------------------
nor any Subsidiary thereof is a party to agreement which represents or could create a Lien on inventory.

         (t)   Other Receivables. As of the Closing Date, the Seller does not
               -----------------
own or has not otherwise originated any receivables or similar assets other than the Receivables and Related Assets sold to the Buyer hereunder.

         (u)   Investment Company Act. The Seller is not an "investment
               ----------------------
company", or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act.

         (v)   Tradenames. The legal name of the Seller is as set forth on the
               ----------
signature page of this Agreement and the Seller has no tradenames, fictitious names, assumed names or "doing business as" names.

         (w)   Investment Company Act. Each sale of Receivables to the Buyer
               ----------------------
hereunder constitutes a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise or services within the meaning of Section 3(c)(5) of the Investment Company Act.

         (x)   No Claim or Interest. Except as otherwise provided in the
               --------------------
Purchase and Servicing Agreement, neither the Seller nor any other person claiming through or under the Seller has any claim to or interest in the Collection Accounts, the Concentration Account, the Cash Collateral Account or the Agent's Account.

         Upon the discovery of a breach of any of the foregoing representations and warranties, the Seller shall give prompt written notice to the Buyer and the Agent.

         4.2   Affirmative Covenants of the Seller. The Seller hereby covenants
               -----------------------------------
that, until the termination of the Effective Period:

         (a)   Compliance with Law. The Seller will comply with all Requirements
               -------------------
of Law applicable to the Seller, its business and properties and the Receivables, where failure to so comply would have a material adverse effect on the Receivables or the ability of the Seller to perform in any material respect its obligations hereunder or under the Purchase and Servicing Agreement.

         (b)   Preservation of Corporate Existence. Except as otherwise
               -----------------------------------
permitted by Section 11.04(s) of the Purchase and Servicing Agreement, the Seller will preserve and maintain its corporate existence, rights, franchises and privileges, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to maintain such qualification would materially and adversely affect (i) the interest of the Buyer in the Receivables or Related Assets, (ii) the collectibility of the Receivables or (iii) the ability of the Seller to perform its obligations hereunder or under the Purchase and Servicing Agreement.

         (c)   Keeping of Records and Books of Account. The Seller will (i) keep
               ---------------------------------------
or cause to be kept proper books of record and account, which shall be maintained or caused to be maintained by the Seller and shall be separate and apart from those of any Affiliate of the Seller, in which full and correct entries shall be made of all financial transactions and the assets and business of the Buyer in accordance with generally accepted accounting principles, and
(ii) maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof) and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable).

         The Seller shall provide to the Buyer and the Purchaser Parties and their agents and auditors access to the documentation regarding the Receivables and to the officers and employees having knowledge of said matters, such access being afforded without charge but, if no Early Amortization Event shall have occurred and be continuing, only (i) upon reasonable written request (which may be given one (1) Business Day in advance if there then exists a Potential Early Amortization Event), (ii) during normal business hours, (iii) subject to the Seller's normal security and confidentiality procedures and (iv) at reasonably accessible offices in the continental United States designated by the Seller.

         (d)   Performance and Compliance with Receivables. The Seller will at
               -------------------------------------------
its expense timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts to the same extent as if the Receivables had not been sold hereunder, except where the failure to so perform or comply would not have a material adverse effect on the collectibility of the Receivables or Seller's ability to perform in all material respects its obligations hereunder.

         (e)   Location of Records; Name. The Seller will keep its chief place
               -------------------------
of business and chief executive office, and the offices where it keeps its records concerning the Receivables related thereto (and all original documents relating thereto), at the address of the Seller referred to in Schedule 4.1 or,
                                                               ------------
upon 45 days' prior written notice to the Buyer and the Agent, at such other location in a jurisdiction with respect to which all action required by Section
                                                                        -------
2.7 shall have been taken and completed. The Seller will not change in its name
---
or use any assumed business or trade name except upon like notice and after all action required by Section 2.7 shall have been completed.
                   -----------

         (f)   Change in Credit Policy Manual. The Seller shall comply with and
               ------------------------------
perform its servicing obligations with respect to the Receivables, and shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, in accordance in all material respects with the Credit Policy Manual. The Seller may not change the terms and provisions of the Credit Policy Manual (A) without the prior written approval of the Agent, which shall not be unreasonably withheld, or (B) in any case, in any manner which is reasonably likely to impair the collectibility of any Receivable.

         (g)   Protection of Buyer's Interest in Receivables.
               ---------------------------------------------

               (i) The Seller will not create, permit or suffer to exist, and will defend the Buyer's, the Agent's and the Purchasers' rights to the Receivables against, and take such other actions as are necessary to remove, any Lien, claim or right in, to or on the Receivables, other than the Liens created hereby and by the Purchase and Servicing Agreement, and will defend the right, title and interest of the Buyer, the Agent and the Purchasers in and to the Receivables against any Liens thereon or the claims and demands of all persons whomsoever based on breaches of representations and warranties in this Agreement.

               (ii) The Seller will advise the Buyer, the Agent and the Purchasers promptly, in reasonable detail, (i) of any Lien or claim asserted against any of the Receivables, other than the Liens created hereby and by the Purchase and Servicing Agreement, (ii) of the occurrence of any breach by the Seller of any of its representations, warranties and covenants contained herein and (iii) of the occurrence of any other event which in the case of clauses (i) or (ii) would have a material adverse effect on the value of the Receivables.

               (iii) The Seller shall execute and file such continuation statements and any other documents reasonably requested by the Buyer or which may be required by law to fully preserve and protect the interests of the Buyer hereunder and of the Agent and the Purchasers under the Purchase and Servicing Agreement in and to the Receivables.

               (iv) The Seller will, at its own expense, prior to the Closing Date and at all times thereafter, indicate in its computer records that the Receivables and Related Assets have been sold or contributed to the Buyer in accordance with this Agreement and that such interest, to the extent of the Purchased Interest therein, has been sold, and a security interest in the remainder of such interest has been granted, by the Buyer to the Purchasers in accordance with the Purchase and Servicing Agreement.

         (h)   Stock of Buyer; Subordinated Note. The Seller shall at all times
               ---------------------------------
remain the owner of 100% of the stock of the Managing Member and AKS Investments, Inc. and the holder of the Subordinated Note, and will not, and will not permit any Affiliate to, sell, pledge or otherwise permit any Lien on such stock or Subordinated Note or its interest therein (provided that the
                                                         --------
Seller may pledge such stock and the Subordinated Note in connection with a financing, but only if subject to an intercreditor agreement, as contemplated by
Section 11.04(r) of the Purchase and Servicing Agreement).

         4.3   Negative Covenants of the Seller. The Seller will not until the
               --------------------------------
termination of the Effective Period:

         (a)   Sales, Liens, Etc. Except as otherwise provided herein, the
               -----------------
Seller will not sell, pledge, assign, transfer or otherwise dispose of (by operation of law or otherwise), or grant, create, incur, assume or suffer to exist any Lien on, any Receivable or Related Asset, including any account to which Collections are sent, or any right to receive proceeds from or in respect of any of the foregoing, whether now existing or hereafter created, or any interest therein, and the Seller shall defend the right, title and interest of the Buyer in and to the Receivables and Related Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under the Buyer.

         (b)   Extension or Amendment of Receivables. Except as permitted by
               -------------------------------------
Section 11.01(c) of the Purchase and Servicing Agreement, the Seller will not
----------------
(i) extend, amend or otherwise modify (or consent or fail to object to any such extension, amendment or modification by the Buyer of) the terms of any Receivable, or amend, modify or waive (or consent or fail to object to any such amendment, modification or waiver or change by the Buyer of) any payment term or condition of any invoice related thereto (other than as provided in the Credit Policy Manual and in a manner which the Seller believes in good faith will maximize Collections), or (ii) make a change in the Credit Policy Manual if the effect of such change in the Credit Policy Manual would be to impair the collectibility of any Receivable or otherwise materially and adversely affect the rights, interests or remedies of any Purchaser Party under any Transaction Document. The Seller will not rescind or cancel, or permit the rescission or cancellation of, any Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority. Notwithstanding the foregoing provisions of this Section 4.3(b), the Seller may
                                                 --------------
extend, amend, modify, cancel or rescind any Diluted Receivable in connection with a valid dispute; provided, however, that such amendment, modification,
                      --------  -------
cancellation or rescission shall not have an adverse effect on the rights, interests or remedies of the Buyer which effect is not cured pursuant to Section
                                                                         -------
3.3.
---

         (c)   Deposits to Collection Accounts. If the Seller or any Affiliate
               -------------------------------
thereof receives any Collections, the Seller agrees to hold, or cause such Affiliate to hold, all such Collections in trust and to deposit, or cause such Affiliate to deposit, such Collections to the appropriate Collection Account or the Concentration Account as soon as practicable, but in no event later than two
(2) Business Days after receipt thereof by the Seller or such Affiliate, and shall clearly mark its records to reflect such trust. The Seller will not deposit or otherwise credit, or cause to be so deposited or credited, or consent or fail to object to any such deposit or credit, to the Concentration Account or any Collection Account cash or cash proceeds other than Collections.

         (d)   No Actions Against Obligors. Except in accordance with the Credit
               ---------------------------
Policy Manual and the Purchase and Servicing Agreement, commence or settle any legal action to enforce collection of any Receivable.

         (e)   No Bankruptcy Filing Against the Buyer. Commence, or cause to be
               --------------------------------------
commenced, any case, proceeding or other action of the type described in Section
                                                                         -------
6.1(a) below against the Buyer, the Managing Member or AKS Investments, Inc..
------

         (f)   Limitation on Use of Proceeds. Use any of the proceeds of any
               -----------------------------
purchase hereunder to acquire any security in any transaction which is subject to Sections 13 and 14 of the Exchange Act.

         (g)   Intercreditor Agreement. The Seller will not, and will not permit
               -----------------------
any of its Affiliates to, enter into any agreement which would create a Lien on inventory except in accordance with the requirements of Section 11.04(r) of the Purchase and Servicing Agreement relating to an intercreditor agreement.

         (h)   Other Receivables. The Seller will not generate or otherwise
               -----------------
originate any receivables or similar assets other than the Receivables and Related Assets sold to the Buyer hereunder; provided, however, that
                                            --------  -------
"Receivables" shall not include any amounts payable to the

Seller with respect to licenses of intangible assets. The Seller will not, under any circumstances, sell any receivables to any Person other than to the Buyer pursuant to this Agreement.

         (i)   Receivables Not to be Evidenced by Promissory Notes. The Seller
               ---------------------------------------------------
will take no action to cause any Receivable to be evidenced by any "instrument" (as defined in the UCC of the State the law of which governs the perfection of the interest in such Receivable created hereunder), except in connection with its enforcement, in which event the Seller shall deliver such instrument to the Agent as soon as reasonably practicable but in no event more than three (3) Business Days after execution thereof.

         4.4   Obligations Unaffected. The obligations of the Seller to the
               ----------------------
Buyer under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable or any sale of a Receivable.

         4.5   Representations and Warranties of the Buyer. The Buyer represents
               -------------------------------------------
and warrants to Seller as follows:

         (a)   Legal Existence. The Buyer is a limited liability company duly
               ---------------
organized and validly existing in the State of Ohio incorporation and is duly qualified to transact business in each jurisdiction in which failure to so qualify would have a material adverse effect on the Buyer's ability to perform its obligations under this Agreement and the Transaction Documents to which it is a party.

         (b)   Authorization. The execution, delivery and performance by the
               -------------
Buyer of this Agreement and the Transaction Documents to which it is a party, and the consummation by the Buyer of the transactions provided for herein or therein have been duly authorized by all necessary corporate and other action on the part of the Buyer.

         (c)   Enforceability. Each of this Agreement and the other Transaction
               --------------
Documents to which the Buyer is a party is the legally valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting Creditor's rights generally, now or hereafter in effect, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

         (d)   Compliance with Laws. The Buyer is in material compliance with
               --------------------
all Requirements of Law. The execution, delivery and performance by the Buyer of this Agreement and the other Transaction Documents to which the Buyer is a party do not require any authorization, approval or other action by, or notice to or filing with, any Governmental Authority, except for the filings of UCC financing statements which have been made prior to the date hereof and are consistent with the requirements of the Transaction Documents.

         (e)   No Default. The Buyer is not in breach of or default under any
               ----------
contract to which it is a party or by which its property is bound or affected, and the execution, delivery and performance by the Buyer of this Agreement or any other Transaction Document to which it is a party shall not constitute a breach or default under any such contract.

         4.6   General Covenants of the Buyer. At all times during the Effective
               ------------------------------
Period, the Buyer shall:

         (a)   Legal Status. Preserve its legal status and franchises and pay
               ------------
all taxes and annual fees in connection therewith.

         (b)   Compliance with Law. Comply in all material respects with all
               -------------------
federal, state and local laws, regulations and orders applicable to its business or property.

         (c)   Limitation on Activities. Not incur or permit to exist any
               ------------------------
Indebtedness except as permitted under the Transaction Documents.

                                    ARTICLE V

                    Conditions to Effectiveness and Purchases

         5.1   Closing Date. This Amended and Restated Receivables Purchase
               ------------
Agreement shall become effective on October 1, 1999 or such other date agreed upon by the parties in writing (the "Restatement Effective Date") on which:

         (a) There shall have been delivered to the Buyer a file-stamped copy of the financing statement relating to the Receivables, naming the Seller as seller/debtor and the Buyer as purchaser/secured party that was filed on or prior to the Closing Date with the Ohio Secretary of State and the Recorder of Butler County, Ohio.

         (b) There shall have been delivered to the Buyer a copy of the Certificate of Incorporation of the Seller, certified as of a recent date by the Secretary of State of Delaware.

         (c) There shall have been delivered to the Buyer a certificate of the Secretary of State of Delaware as to the good standing of the Seller and as to the documents on file in the office of such Secretary of State.

         (d) There shall have been delivered to the Buyer a certificate of the Secretary or A ssistant Secretary of the Seller, dated as of the Closing Date, and certifying (i) that attached thereto is a true and complete copy of the bylaws of the Seller as in effect on the date of such certification, (ii) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Seller authorizing the transactions provided for herein and the execution, delivery and performance of this Agreement and any other documents required or contemplated hereunder, (iii) that the Certificate of Incorporation of the Seller has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (c) above and (iv) as to the incumbency of the officers of the Seller executing this Agreement, and any other documents contemplated hereunder and appropriate evidence of the incumbency of such Secretary or Assistant Secretary.

         (e) There shall have been delivered to the Seller a certificate of the Secretary or Assistant Secretary of the Buyer and the Managing Member, dated the Closing Date, and certifying (i) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Buyer and the Managing Member, as the case may be, authorizing the transactions provided for herein and the execution, delivery and performance of this Agreement, the Purchase and Servicing Agreement and any other documents required or contemplated hereunder, (ii) that attached thereto is a true and complete copy of (A) Operating Agreement, in the case of the Buyer, and (B) bylaws, in the case of the Managing Member and (iii) as to the incumbency of the officers of the Buyer and the Managing Member, as the case may be, executing this Agreement, the Purchase and Servicing Agreement and any other documents contemplated hereunder and appropriate evidence of the incumbency of such Secretary or Assistant Secretary.

         (f) The Purchase and Servicing Agreement and all documentation to be delivered in connection therewith shall have been executed and delivered and all conditions thereto shall have been satisfied.

         (g) There shall have been delivered to each of the Buyer and the Seller an opinion of counsel in the form of Exhibit C hereto.
                                            ---------

         (h) All legal matters incident to the execution and delivery of this Agreement and to the purchases by the Buyer of the Receivables from the Seller shall be satisfactory to counsel for the Buyer.

         5.2   Conditions to All Purchases. The obligation of the Buyer to
               ---------------------------
purchase the Receivables on any Purchase Date is subject to the following conditions precedent:

         (a) On such Purchase Date the Seller shall have complied in all material respects with all of its covenants hereunder and shall have fulfilled in all material respects all of its obligations hereunder; and

         (b)   No Termination Event shall have occurred and then be continuing.

         The acceptance by the Seller of any payment for any Receivables shall be deemed to be a representation and warranty by the Seller as of such acceptance date as to the matters in this Section 5.2.
                                          -----------

                                   ARTICLE VI

                              Events of Termination

         6.1   Termination Events. If any of the following events (each herein
               ------------------
called a "Termination Event") shall have occurred:

         (a) With respect to the Seller or the Buyer, an Insolvency Event shall occur; or

         (b) The Amortization Date shall have occurred;

then, so long as any of the foregoing events shall have occurred and be continuing, the Effective Period shall automatically terminate without notice, demand, protest or other requirement of any kind.


                                   ARTICLE VII

                                  Miscellaneous

         7.1   Payments. Each payment to be made by either the Buyer or the
               --------
Seller hereunder shall be made on the required payment date, or on the next succeeding Business Day if the required payment date is not a Business Day, in lawful money of the United States and in immediately available funds at the office of the payee set forth below its signature hereto or to such other office as may be specified by either party in a written notice to the other party hereto.

         7.2   Costs and Expenses; Indemnifications. The Seller agrees to pay or
               ------------------------------------
reimburse the Buyer for all its reasonable out-of-pocket costs and expenses incurred in connection with the transactions contemplated herein and in the Purchase and Servicing Agreement, including all reasonable fees and disbursements of its counsel, in connection with (a) the development, preparation, execution, delivery and administration of this Agreement or of any amendment or restatement hereof or of any waiver relating hereto, (b) except as expressly provided herein, the sale of the Receivables hereunder and (c) the perfection as against all third parties whatsoever of the right, title and interest of the Buyer and any permitted transferee of the Buyer in, to and under the Receivables. In addition, without limiting any other rights which the Buyer may have hereunder or under applicable law, the Seller hereby agrees to indemnify the Buyer from and against any and all claims, losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees and expenses) (all of the foregoing being collectively referred to as "Indemnified Amounts") arising out of or resulting from this Agreement, the activities of the Buyer in connection herewith, the Seller's use of proceeds of sales of Receivables, the interest conveyed hereunder in the Receivables or any Related Assets, or otherwise in respect of any Receivable or the Purchase and Servicing Agreement; excluding, however, (1) recourse for uncollectible Receivables
           ---------  -------
(except as provided herein) or to insure against default by the Obligors, (2) any overall net income, franchise or other taxes (or interest or penalties with respect thereto) incurred by the Buyer arising out of or as a result of this Agreement or the interest conveyed hereunder in respect of any Receivable or (3) Indemnified Amounts to the extent resulting from willful misconduct, bad faith or gross negligence of the Buyer of any of its obligations and duties. Without in any way limiting the foregoing, except as otherwise provided in this Section 7.2, the Seller shall
                                                -----------
pay to the Buyer, on demand, any and all amounts necessary to indemnify the Buyer from and against any and all Indemnified Amounts relating to or resulting from:

                  (i) any representation or warranty, certificate, report or other information delivered pursuant to any Transaction Document or statement made or deemed made by the Seller, or any of its officers, under or in connection with this Agreement or the Purchase and Servicing Agreement or any other Transaction Document which shall have been incomplete or incorrect in any respect when made;

                  (ii) the failure by the Seller to comply with this Agreement or the Purchase and Servicing Agreement or any other Transaction Document, or the failure by the Seller to comply with any applicable Requirement of Law with respect to any Receivable or the related Contract or the Purchase and Servicing Agreement, or the nonconformity of any Receivable or the related invoice or the Purchase and Servicing Agreement or other Transaction Document with any Requirement of Law;

                  (iii) the failure of the Seller to vest and maintain vested in the Buyer or to transfer to the Buyer, legal and equitable title to and ownership of the Receivables and other interests which are, or are purported to be, sold by the Seller under this Agreement, free and clear of any Lien (other than Liens created in favor of the Buyer hereunder and Liens created in favor of the Purchaser Parties under the Purchase and Servicing Agreement and under the other Transaction Documents);

                  (iv) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable or Related Asset, whether at the time of purchase by Buyer thereof or reinvestment of the proceeds thereof or at any subsequent time;

                  (v) any investigation, litigation, action or proceeding related to this Agreement, the Purchase and Servicing Agreement or any other Transaction Document, or the use of proceeds of purchases of Receivables, reinvestments of proceeds thereof, the ownership of the Receivables and the Related Assets or in respect of any Receivable or Contract, other than any litigation or proceeding between the Seller or the Buyer or any Affiliate thereof, on the one hand, and the Agent or any Purchaser or any Affiliate thereof, on the other hand, in which the Seller or the Buyer or an Affiliate thereof prevails as to liability in a final non-appealable judgment by a court of competent jurisdiction;

                  (vi) the commingling of Collections at any time with other funds prior to the distribution thereof in accordance with the Purchase and Servicing Agreement;

                  (vii) any tax (other than any overall net income or franchise tax, or any interest or penalties with respect thereto) imposed by reason of ownership of the Receivables and the Related Assets by the Buyer;

                  (viii) the failure by the Seller to be duly qualified to do business, to be in good standing or to have filed appropriate fictitious or assumed name registration documents in any jurisdiction where such action is so required;

                  (ix) any dispute, claim, offset or defense to the payment of any Receivable (other than discharge in bankruptcy or under similar insolvency law) which is, or is purported to be, sold by the Seller hereunder which dispute, claim, offset or defense is based on the Receivable or related invoice not being a legal, valid and binding obligation of the related Obligor, enforceable in accordance with its terms, or which relates to Dilution, or to such Receivable or related invoice being an illegal or invalid receivable on the date of purchase on any ground not related to the creditworthiness of the applicable Obligor or any other claim asserted against any Indemnitee resulting from the sale of the goods, merchandise or services related to such Receivable or the furnishing or failure to furnish such goods, merchandise or services;

                  (x) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with the goods and/or merchandise or services that are the subject of any Receivable generated by the Seller or related invoice;

                  (xi) the failure of the Seller to pay when due any sales taxes or other charges imposed in connection with the Seller's sale of Receivables or any Related Asset hereunder;

                  (xii) the failure of the Seller or any of its agents or representatives to perform its duties and obligations in accordance with the provisions of this Agreement or any other Transaction Document;

                  (xiii) the violation of any provision of any PBGC requirements or agreements, any IRS requirements or agreements, or any ERISA requirements or agreements, the engaging by the Seller, or any ERISA Affiliate thereof, in any prohibited transaction for which such Person may be liable for excise tax under the Internal Revenue Code or otherwise liable under ERISA and for which an exemption is not available or has not been previously obtained from the Department of Labor, the existence of any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the Internal Revenue Code, with respect to any Benefit Plan other than a Multiemployer Plan; the failure by the Seller, or any ERISA Affiliate thereof, to make a payment to any Multiemployer Plan that such Person is required to make, the termination by such Person of any Benefit Plan or the withdrawal by such Person from any Multiemployer Plan, or the existence of a reportable event described in Title IV of ERISA;

                  (xiv) any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, any sales, gross receipts, intangible personal property, privilege or license taxes, but not including taxes imposed upon the Buyer under the laws of the United States or any jurisdiction within the United States in which the Buyer is organized or maintains its principal office or in which the Buyer books this transaction;

                  (xv) any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, any taxes which may arise at any time and from time to time in the future in respect of this Agreement, the transactions contemplated hereby and the subject matter hereof and thereof; and

                  (xvi) costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Seller hereunder or imposed against the Buyer or the Seller, the property involved or otherwise.

         It is expressly agreed and understood by the parties that these indemnification provisions are not intended to constitute a guarantee of the collectibility or payment of the Receivables.

         The agreements in this Section 7.2 shall survive the collection of all
                                -----------
Receivables, the termination of this Agreement and the payment of all amounts payable hereunder. For purposes of this Section 7.2, any reference to the Buyer
                                        -----------
shall include any officer, director, employee, agent or affiliate thereof.

         7.3   Successors and Assigns. This Agreement shall be binding upon and
               ----------------------
inure to the benefit of the Seller and the Buyer and their respective permitted successors and assigns. The Seller acknowledges that the Buyer shall assign to the Purchasers in accordance with the Purchase and Servicing Agreement. The Seller agrees that it will not assign or transfer all or any portion of its rights or obligations hereunder without the prior written consent of the Buyer and a Majority in Interest of the Purchasers. The Seller acknowledges that the Buyer shall assign to the Purchasers, as collateral security for the Buyer's obligations under the Purchase and Servicing Agreement, all of the Buyer's rights, remedies, powers and privileges hereunder (including the right to give any notice which the Buyer may provide to the Seller hereunder), provided that the Buyer shall not assign or delegate any of its duties or obligations hereunder to the Agent or the Purchasers.

         7.4   Governing Law, Waiver of Jury Trial, Jurisdiction, Consent to
               -------------------------------------------------------------
Service of Process.
------------------

         (a)   GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
               -------------
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         (b)   WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES
               --------------------
ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY TRIAL.

         (c)   Jurisdiction. Each of the parties hereto hereby irrevocably and
               ------------
unconditionally submits to the nonexclusive jurisdiction of any federal court of the United States of America sitting in Cincinnati, Ohio or, if jurisdiction is not available in such federal court, any Ohio state court sitting in Hamilton County, Ohio or Butler County, Ohio, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Ohio state or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         (d)   Consent to Service of Process. Each party to this Agreement
               -----------------------------
irrevocably consents to service of process in the manner provided for notices in
Section 7.8. Nothing in this Agreement will affect the right of any party to
-----------
this Agreement to serve process in any other manner permitted by law.

         7.5   No Waiver; Cumulative Remedies. No failure to exercise and no
               ------------------------------
delay in exercising, on the part of the Buyer, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         7.6   Amendments and Waivers. Neither this Agreement nor any terms
               ----------------------
hereof may be amended, supplemented or modified except in writing signed by the Buyer and the Seller, and approved in writing by the Agent and a Majority in Interest of the Purchasers.

         7.7   Severability. If any provision hereof is void or unenforceable in
               ------------
any jurisdiction, such voiding or unenforceability shall not affect the validity or enforceability of (i) such provision in any other jurisdiction or (ii) any other provision hereof in such or any other jurisdiction.

         7.8   Notices. Unless otherwise expressly permitted hereby, all
               -------
notices, requests and demands to or upon any party hereto to be effective shall be in writing delivered by hand or by facsimile and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand to the address set forth below its signature hereto or such address as may be hereafter notified by it to the other party hereto, or, in the case of notice by facsimile, when telecopied to the number set forth below its signature hereto.

         7.9   Counterparts. This Agreement may be executed in any number of
               ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

         7.10  Construction of Agreement. It is the intention of the parties
               -------------------------
hereto that, pursuant to this Agreement, the Seller shall sell and transfer all of its right, title and interest in and to the Receivables to the Buyer and that the Buyer shall purchase and receive all of the Seller's right, title and interest in and to the Receivables. It is not the intention of the parties that the Seller merely transfer to the Buyer a security interest in the Receivables. All references in this Agreement to the filing or amendment of financing statements and continuation statements in order to perfect the Seller's interest in the Receivables relate to the parties' intention to comply with the applicable provisions of the Uniform Commercial Code which may require the filing of a financing statement to perfect an ownership interest, rather than a security interest, in accounts. Such references are not intended to evidence or suggest that Seller merely transferred to the Buyer a first priority security interest in the Receivables. If, however, such transactions are deemed to be loans by a court of competent jurisdiction, (i) the Seller hereby grants to the Buyer a first priority security interest in all of the Seller's right, title and interest in and to the Receivables and Related Assets now existing and hereafter created, including all monies due or to become due and all amounts and other proceeds received with respect thereto, to secure all the Seller's obligations hereunder, and (ii) this Agreement shall constitute a security agreement under applicable law. The parties agree to use their best efforts to support the treatment of the transfer as a sale and not as a financing.

         7.11  Termination. This Agreement will terminate upon the occurrence of
               -----------
a Termination Event; provided, however, that the indemnities of the Seller to
                     --------  -------
the Buyer set forth in this Agreement shall survive such termination and provided, further, that the Buyer shall remain entitled to receive any
--------  -------
collections on Receivables sold hereunder which have become Defaulted

Receivables after it shall have completed its collection efforts in respect thereof. The Buyer shall remain entitled to receive any collections on Receivables sold hereunder which have become Defaulted Receivables after it shall have completed its collection efforts in respect thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Receivables Purchase Agreement to be executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                       AK STEEL CORPORATION,
                                        as Seller



                                       By:____________________________________
                                       Name:
                                       Title:
                                       Address:    __________________
                                                   __________________



                                       AK STEEL CORPORATION,
                                        as Servicer



                                       By:____________________________________
                                       Name:
                                       Title:
                                       Address:    __________________
                                                   __________________

                                       AK STEEL RECEIVABLES LTD.
                                        as Buyer

                                       By: AKSR INVESTMENTS, INC.,
                                            as Managing Member



                                       By:____________________________________
                                       Name:
                                       Title:
                                       Address:    __________________
                                                   __________________


                                       and

                                       By: AKS INVESTMENTS, INC.,
                                       its only other member



                                       By:____________________________________
                                       Name:
                                       Title:

                                      S- 2